CUSIP No. 739308 10 4                                          Page 1 of 5 Pages


                                     CONSENT



         The undersigned, Curt Bradbury, being a holder of 39,204 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Bradbury Enterprises hereby (i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.


Dated: June 5, 2000                               /s/ CURT BRADBURY
                                                  ------------------------------
                                                  Curt Bradbury

CUSIP No. 739308 10 4                                          Page 2 of 5 Pages


                                     CONSENT



         The undersigned, Jacoby Enterprises, Inc., being a holder of 27,029 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from J & J Partners hereby
(i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.

                                               Jacoby Enterprises, Inc.

Dated: June 5, 2000                            BY: /s/ JON JACOBY
                                                  ------------------------------
                                                       Jon Jacoby, President

CUSIP No. 739308 10 4                                          Page 3 of 5 Pages


                                     CONSENT



         The undersigned, Jim Jacoby, being a holder of 11,752 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from J & J Partners hereby (i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.


Dated: June 5, 2000                               /s/ JIM JACOBY
                                                  ------------------------------
                                                  Jim Jacoby

CUSIP No. 739308 10 4                                          Page 4 of 5 Pages


                                     CONSENT



         The undersigned, Jon Jacoby, being a holder of 391 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from J & J Partners hereby (i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.


Dated: June 5, 2000                               /s/ JON JACOBY
                                                  ------------------------------
                                                  Jon Jacoby

CUSIP No. 739308 10 4                                          Page 5 of 5 Pages


                                     CONSENT



         The undersigned, Ralph Bradbury, being a holder of 13,068 shares (the "Shares") of common stock par value $.001 per share, of Power-One, Inc. (the "Common Stock") received as a distribution from Bradbury Enterprises hereby (i) agrees to become a party to the Voting Trust Agreement dated as of June 8, 1998 (the "Voting Trust Agreement") relating to the Common Stock, (ii) agrees to be bound by all the provisions thereof as if the undersigned were an original party thereto, and (iii) agrees to surrender the certificates representing the Shares to the Trustee under the Voting Trust Agreement in exchange for a Voting Trust Certificate as provided in the Agreement.


Dated: June 5, 2000                               /s/ RALPH BRADBURY
                                                  ------------------------------
                                                  Ralph Bradbury